UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 21, 2004

Poore Brothers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 S. La Cometa Dr. Goodyear, AZ		85338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (623)932-6200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                RESULTS OF OPERATIONS AND FINANCIAL CONDITION

99.1                           Press Release of Poore Brothers, Inc. dated October 21, 2004.

On Thursday, October 21, 2004, the Registrant issued a press release (attached hereto as Exhibit 99.1 and which is incorporated by reference herein) announcing its third quarter earnings for the period ended September 25, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poore Brothers, Inc.
(Registrant)

Date	October 22, 2004
/s/ Thomas W. Freeze
(Signature)

Thomas W. Freeze
President and Chief Executive Officer